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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2000


                                  ASPEON, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                  DELAWARE               000-21477      52-1945748
  ----------------------------------------------------------------------------
       (STATE OR OTHER JURISDICTION   (COMMISSION FILE  (IRS EMPLOYER OF
        OF INCORPORATION)             NUMBER)           IDENTIFICATION NO.)


                17891 CARTWRIGHT AVENUE, IRVINE, CALIFORNIA 92614
       ------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 440-8000


                                 NOT APPLICABLE
       ------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On October 10, 2000, the registrant issued the press release attached as Exhibit 99.1 reporting that it will require additional time to file its Form 10-K for the fiscal year ended June 30, 2000 and that the Nasdaq Stock Market halted trading of stock of the registrant on October 10, 2000 pending receipt of additional information.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following exhibit is filed as a part of this report.

         99.1     Press Release dated October 10, 2000


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 11, 2000                            ASPEON, INC.


                                                     By: /s/  Timothy M. Feeney
                                                         -----------------------
                                                         Timothy M. Feeney
                                                         Chief Financial Officer



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------

99.1                       Press Release dated October 10, 2000